UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 South 108th Avenue Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2014, the Board of Directors of TD Ameritrade Holding Corporation approved an amendment to TD Ameritrade’s Amended and Restated By-Laws to add Section 8.6 and Section 8.7. These By-Laws are effective on February 12, 2014.

Section 8.6 provides that, unless TD Ameritrade consents in writing to the selection of an alternative forum, a state or federal court located within the state of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of TD Ameritrade, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of TD Ameritrade to TD Ameritrade or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or (iv) any action asserting a claim governed by the internal affairs doctrine. The amendment further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of TD Ameritrade is deemed to have notice of and consented to this provision.

Section 8.7 provides that if any provision of the By-Laws is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of the stockholders would not be materially and adversely affected thereby, then such provision is fully separable from the By-Laws and (1) the By-Laws shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the By-Laws, (2) the remaining provisions of the By-Laws will remain in full force and effect and (3) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as is possible.

This summary is qualified in its entirety by reference to the By-Laws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 12, 2014, TD Ameritrade Holding Corporation held its Annual Meeting of Stockholders, where three proposals were voted on. The proposals are described in detail in TD Ameritrade’s definitive proxy statement filed with the Securities and Exchange Commission on January 3, 2014. Of the 550,589,791 common shares outstanding and entitled to vote at the Annual Meeting, 519,977,614 common shares (or 94.44%), constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The final voting results on each proposal are set forth below.

Proposal 1. The stockholders elected three directors to the board of directors to serve for three-year terms until the 2017 Annual Meeting of Stockholders. The votes for this proposal were:

	Number of Shares Voted For	Number of Shares Withheld	Broker Non-votes
Dan W. Cook	490,622,163	11,678,158	17,677,293
Joseph H. Moglia	494,041,412	8,258,909	17,677,293
Wilbur J. Prezzano	493,135,487	9,164,834	17,677,293

Proposal 2. The stockholders approved, on an advisory basis, the compensation of TD Ameritrade’s named executive officers. The votes on this proposal were:

For	Against	Abstain	Broker Non-votes
472,772,790	15,564,498	13,963,033	17,677,293

Proposal 3. The stockholders ratified the appointment of Ernst & Young LLP as TD Ameritrade’s independent registered public accounting firm for the fiscal year ending September 30, 2014. The votes on this proposal were:

For	Against	Abstain
519,328,706	492,816	156,092

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated By-Laws of TD Ameritrade Holding Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: February 19, 2014	By:	/s/ William J. Gerber
Name: William J. Gerber Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of TD Ameritrade Holding Corporation

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